UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Plus Bond Fund

October 31, 2010

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 2.94%
Fannie Mae Grantor Trust
Series 2001-T10 A1 7.00% 12/25/41	USD	169,369	$198,427
Series 2002-T1 A2 7.00% 11/25/31		93,008	108,965
Fannie Mae Interest Strip Series 35-2 12.00% 7/1/18		48,892	59,248
Fannie Mae REMICs
Series 1988-15 A 9.00% 6/25/18		862	994
Series 1996-46 ZA 7.50% 11/25/26		109,884	123,732
Series 2002-83 GH 5.00% 12/25/17		465,000	510,805
•Fannie Mae Whole Loan Series 2002-W1 2A 7.434% 2/25/42		96,173	113,274
Freddie Mac REMICs
Series 2557 WE 5.00% 1/15/18		300,000	331,918
Series 2662 MA 4.50% 10/15/31		115,280	121,194
Series 3131 MC 5.50% 4/15/33		200,000	217,184
Series 3173 PE 6.00% 4/15/35		325,000	362,086
Series 3337 PB 5.50% 7/15/30		215,000	221,668
Series 3656 PM 5.00% 4/15/40		235,000	258,343
wFreddie Mac Structured Pass Through Securities Series T-42 A5 7.50% 2/25/42		36,474	42,823
GNMA Series 2010-113 KE 4.50% 9/20/40		245,000	265,336
Total Agency Collateralized Mortgage Obligations (cost $2,726,165)			2,935,997

Agency Mortgage-Backed Securities – 16.66%
Fannie Mae 10.50% 6/1/30		11,099	13,034
•Fannie Mae ARM
4.997% 8/1/35		185,352	197,213
5.131% 11/1/35		110,448	117,449
6.211% 7/1/36		226,721	243,389
Fannie Mae S.F. 15 yr
5.00% 5/1/21		196,922	211,636
8.00% 10/1/16		99,639	109,141
Fannie Mae S.F. 15 yr TBA
4.00% 11/1/25		1,100,000	1,152,250
4.50% 11/1/25		600,000	634,500
Fannie Mae S.F. 20 yr 5.50% 8/1/28		712,822	767,889
Fannie Mae S.F. 30 yr
5.00% 12/1/36 to 2/1/38		868,575	926,312
6.00% 11/1/37		501,737	545,605
8.00% 2/1/30		21,855	25,561
10.00% 7/1/20 to 2/1/25		185,386	209,901
Fannie Mae S.F. 30 yr TBA
4.00% 11/1/40		1,500,000	1,546,407
4.50% 11/1/40		2,220,000	2,330,307
5.00% 11/1/40		580,000	616,431
5.50% 11/1/40		1,970,000	2,110,670
6.00% 11/1/40		2,560,000	2,776,204
•Freddie Mac ARM
5.681% 7/1/36		74,171	78,094
5.788% 10/1/36		209,197	223,512
Freddie Mac S.F. 15 yr
4.50% 7/1/24		451,025	476,558
5.00% 6/1/18 to 1/1/24		214,704	229,068
5.50% 8/1/23		141,563	153,209
Freddie Mac S.F. 30 yr
8.00% 5/1/31		153,646	176,824
10.00% 1/1/19		13,310	15,325
11.50% 6/1/15 to 3/1/16		34,116	39,580
Freddie Mac S.F. 30 yr TBA 6.00% 11/1/40		210,000	227,489
GNMA I GPM
11.00% 3/15/13		8,373	8,440
12.25% 3/15/14		6,198	6,254

GNMA I S.F. 15 yr 6.50% 7/15/14	43,198	47,280
GNMA I S.F. 30 yr
7.50% 1/15/32	16,854	19,617
8.00% 5/15/30	13,766	16,548
9.50% 10/15/19 to 3/15/23	45,016	52,406
10.00% 9/15/18	9,542	10,706
11.00% 8/15/15 to 9/15/15	14,111	14,361
11.50% 7/15/15	2,905	2,929
12.00% 2/15/13 to 11/15/15	87,281	91,512
12.50% 11/15/13 to 1/15/16	31,849	32,548
GNMA II GPM 10.75% 3/20/16	5,563	5,606
GNMA II S.F. 30 yr
7.50% 9/20/30	23,837	27,637
8.00% 6/20/30	12,818	15,356
10.00% 11/20/15 to 6/20/21	32,300	37,919
10.50% 3/20/16 to 2/20/21	56,625	64,353
11.00% 5/20/15 to 7/20/19	1,070	1,078
12.00% 3/20/14 to 5/20/15	5,853	6,474
12.50% 10/20/13 to 7/20/15	24,727	26,457
Total Agency Mortgage-Backed Securities (cost $16,356,155)		16,641,039

Commercial Mortgage-Backed Securities – 7.69%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	300,000	330,571
Bank of America Commercial Mortgage Securities
•Series 2004-3 A5 5.595% 6/10/39	160,000	174,067
Series 2004-5 A3 4.561% 11/10/41	450,000	459,663
•Series 2005-1 A5 5.325% 11/10/42	80,000	88,180
•Series 2005-6 A4 5.369% 9/10/47	40,000	44,175
•Series 2006-2 A4 5.93% 5/10/45	115,000	128,187
Series 2006-4 A4 5.634% 7/10/46	200,000	215,951
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	240,000	259,366
•Series 2005-T20 A4A 5.298% 10/12/42	350,000	384,971
•Series 2006-PW12 A4 5.906% 9/11/38	55,000	61,528
Series 2006-PW14 A4 5.201% 12/11/38	300,000	325,395
Series 2007-PW15 A4 5.331% 2/11/44	330,000	343,556
•wCommercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	210,000	229,066
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	255,000	262,966
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.681% 2/15/39	115,000	124,381
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	405,000	441,313
Series 2005-GG4 A4A 4.751% 7/10/39	600,000	640,058
•Series 2006-GG6 A4 5.553% 4/10/38	685,000	743,169
#Series 2010-C1 A2 144A 4.592% 8/10/43	145,000	154,036
•Greenwich Capital Commercial Funding
Series 2004-GG1 A7 5.317% 6/10/36	85,000	93,093
Series 2005-GG5 A5 5.224% 4/1/37	140,000	151,487
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C2 A2 5.05% 12/12/34	200,000	212,054
•Series 2005-LDP4 A4 4.918% 10/15/42	150,000	162,884
•Series 2005-LDP5 A4 5.363% 12/15/44	100,000	110,228
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	180,000	191,740
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	154,854	158,558
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	492,000	534,748
•Series 2007-T27 A4 5.802% 6/11/42	475,000	526,694
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45	120,000	128,764
Total Commercial Mortgage-Backed Securities (cost $6,420,453)		7,680,849

Convertible Bonds – 0.45%
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37	170,000	161,075
Linear Technology 3.00% exercise price $45.36, expiration date 5/1/27	225,000	234,000
*Transocean 1.50% exercise price $168.61, expiration date 12/15/37	60,000	59,100
Total Convertible Bonds (cost $412,084)		454,175

Corporate Bonds – 50.72%
Banking – 6.91%
#Bank Nederlandse Gemeenten 144A 1.75% 10/6/15	180,000	180,618
*Bank of America 3.70% 9/1/15	200,000	201,810
BB&T 5.25% 11/1/19	497,000	534,767
City National 5.25% 9/15/20	160,000	164,892
#@CoBank 144A 7.875% 4/16/18	250,000	288,507

Export-Import Bank of Korea
5.875% 1/14/15		100,000	111,958
#144A 5.25% 2/10/14		225,000	241,355
JPMorgan Chase 4.40% 7/22/20		450,000	458,814
JPMorgan Chase Bank 6.00% 10/1/17		250,000	284,924
JPMorgan Chase Capital XXV 6.80% 10/1/37		381,000	379,941
KeyBank 5.80% 7/1/14		250,000	274,209
KFW 10.00% 5/15/12	BRL	290,000	174,525
Korea Development Bank 8.00% 1/23/14	USD	295,000	347,553
Oesterreichische Kontrollbank 1.75% 10/5/15		125,000	125,665
PNC Bank 6.875% 4/1/18		250,000	294,058
PNC Funding
5.125% 2/8/20		210,000	228,333
5.25% 11/15/15		225,000	250,607
Rabobank
2.125% 10/13/15		65,000	65,600
•#144A 11.00% 12/29/49		325,000	435,193
Silicon Valley Bank 5.70% 6/1/12		250,000	260,211
SVB Financial Group 5.375% 9/15/20		150,000	152,519
U.S. Bank North America 4.95% 10/30/14		250,000	281,074
•USB Capital IX 6.189% 4/15/49		395,000	314,025
Wachovia
5.25% 8/1/14		65,000	70,644
5.625% 10/15/16		290,000	323,651
•Wells Fargo Capital XIII 7.70% 12/29/49		240,000	250,200
Zions Bancorporation
*5.50% 11/16/15		150,000	150,408
7.75% 9/23/14		55,000	58,589
			6,904,650
Basic Industries – 4.40%
Alcoa 6.15% 8/15/20		90,000	95,171
ArcelorMittal 9.85% 6/1/19		230,000	297,141
CF Industries 7.125% 5/1/20		100,000	116,250
Cliffs Natural Resources
4.80% 10/1/20		195,000	199,076
6.25% 10/1/40		90,000	87,908
#Codelco 144A 3.75% 11/4/20		1,161,000	1,140,554
Cytec Industries 8.95% 7/1/17		165,000	207,270
Dow Chemical 8.55% 5/15/19		405,000	520,988
duPont (E.I.) deNemours 3.625% 1/15/21		395,000	402,781
#Georgia-Pacific 144A 5.40% 11/1/20		45,000	45,675
Hexion Finance Escrow 8.875% 2/1/18		160,000	172,600
International Paper 9.375% 5/15/19		495,000	654,688
Reliance Steel & Aluminum 6.85% 11/15/36		116,000	112,242
Teck Resources 9.75% 5/15/14		54,000	67,291
Vale Overseas
6.875% 11/21/36		160,000	182,724
6.875% 11/10/39		75,000	86,431
			4,388,790
Brokerage – 1.46%
•Bear Stearns 5.16% 12/7/12	AUD	200,000	192,289
Goldman Sachs Group
3.70% 8/1/15	USD	40,000	41,465
5.375% 3/15/20		670,000	710,218
Jefferies Group
6.25% 1/15/36		40,000	36,797
6.45% 6/8/27		275,000	267,483
Lazard Group
6.85% 6/15/17		162,000	174,120
7.125% 5/15/15		34,000	37,593
			1,459,965
Capital Goods – 0.80%
Allied Waste North America
6.875% 6/1/17		195,000	215,030
7.125% 5/15/16		110,000	117,422
Arrow Electronics 5.125% 3/1/21		80,000	79,739
L-3 Communications 4.75% 7/15/20		180,000	188,263
#Meccanica Holdings USA 144A 6.25% 7/15/19		180,000	200,550
			801,004

Communications – 9.86%
America Movil 5.00% 3/30/20		455,000	499,584
American Tower 5.05% 9/1/20		285,000	298,120
AT&T
6.50% 9/1/37		290,000	326,774
#144A 5.35% 9/1/40		430,000	423,538
Comcast 5.90% 3/15/16		475,000	554,920
#Cox Communications 144A
6.25% 6/1/18		130,000	150,372
6.45% 12/1/36		50,000	54,517
6.95% 6/1/38		100,000	113,985
*Cricket Communications 9.375% 11/1/14		150,000	157,875
#Crown Castle Towers 144A 4.883% 8/15/20		765,000	780,872
CSC Holdings 8.50% 6/15/15		135,000	149,344
DirecTV Holdings/Financing
4.60% 2/15/21		255,000	264,750
7.625% 5/15/16		500,000	560,639
DISH 7.875% 9/1/19		230,000	253,288
#Inmarsat Finance 144A 7.375% 12/1/17		100,000	107,500
Intelsat Bermuda 11.25% 2/4/17		240,000	258,300
#NBC Universal 144A
2.875% 4/1/16		275,000	278,708
4.375% 4/1/21		375,000	383,818
Qwest 8.375% 5/1/16		480,000	580,800
Rogers Communications 6.68% 11/4/39	CAD	40,000	43,374
Shaw Communication 6.75% 11/9/39	CAD	109,000	112,330
Sprint Nextel
6.00% 12/1/16	USD	110,000	110,550
8.375% 8/15/17		130,000	143,975
Telecom Italia Capital
5.25% 10/1/15		760,000	836,543
6.175% 6/18/14		225,000	251,596
Telefonica Emisiones 6.421% 6/20/16		360,000	428,963
Time Warner Cable 8.25% 4/1/19		395,000	514,903
Verizon Communications 6.40% 2/15/38		380,000	432,579
#Videotron 144A 7.125% 1/15/20	CAD	142,000	146,191
#Vivendi 144A
5.75% 4/4/13	USD	290,000	316,073
6.625% 4/4/18		177,000	205,470
#Wind Acquisition Finance 144A 11.75% 7/15/17		95,000	108,775
			9,849,026
Consumer Cyclical – 1.28%
#wCVS Pass Through Trust 144A 8.353% 7/10/31		215,352	268,235
Ford Motor Credit 12.00% 5/15/15		200,000	256,590
Goodyear Tire & Rubber 8.25% 8/15/20		200,000	214,000
Macy's Retail Holdings 5.90% 12/1/16		154,000	167,475
MGM Mirage
11.125% 11/15/17		215,000	248,325
*13.00% 11/15/13		55,000	65,656
Wyndham Worldwide 5.75% 2/1/18		60,000	62,440
			1,282,721
Consumer Non-Cyclical – 7.85%
Abbott Laboratories 4.125% 5/27/20		240,000	258,885
Amgen 3.45% 10/1/20		230,000	231,241
Anheuser-Busch Inbev Worldwide
5.00% 4/15/20		5,000	5,554
#144A 5.375% 11/15/14		535,000	604,962
Baxter International 4.50% 8/15/19		325,000	358,817
#Brambles USA 144A
3.95% 4/1/15		90,000	93,790
5.35% 4/1/20		240,000	255,786
CareFusion 6.375% 8/1/19		475,000	563,882
Celgene 3.95% 10/15/20		230,000	229,899
Coca-Cola Enterprises 3.50% 9/15/20		275,000	272,386
Covidien International Finance 4.20% 6/15/20		510,000	541,105
Genzyme
3.625% 6/15/15		385,000	410,261
5.00% 6/15/20		190,000	210,070
HCA PIK 9.625% 11/15/16		91,000	99,190
Hospira 6.40% 5/15/15		380,000	443,229
Kraft Foods 5.375% 2/10/20		375,000	420,915

Life Technologies
4.40% 3/1/15	20,000	21,426
6.00% 3/1/20	325,000	365,867
Medco Health Solutions
4.125% 9/15/20	230,000	232,407
7.125% 3/15/18	460,000	566,070
Pfizer 6.20% 3/15/19	170,000	208,780
#Roche Holdings 144A 6.00% 3/1/19	355,000	429,021
#Woolworths 144A 4.00% 9/22/20	390,000	399,634
Yale University 2.90% 10/15/14	250,000	266,977
Zimmer Holdings 4.625% 11/30/19	320,000	345,836
		7,835,990
Electric – 4.82%
Ameren Illinois 9.75% 11/15/18	769,000	1,033,138
#American Transmission Systems 144A 5.25% 1/15/22	190,000	208,755
#Centrais Eletricas Brasileiras 144A 6.875% 7/30/19	300,000	358,500
CMS Energy
4.25% 9/30/15	70,000	71,740
6.55% 7/17/17	115,000	126,890
8.75% 6/15/19	95,000	114,518
Commonwealth Edison
4.00% 8/1/20	335,000	349,870
5.80% 3/15/18	30,000	34,998
Duke Energy 5.05% 9/15/19	110,000	122,550
Duke Energy Carolinas 5.30% 2/15/40	55,000	57,850
Exelon Generation
4.00% 10/1/20	230,000	229,453
5.75% 10/1/41	85,000	83,762
Florida Power 5.65% 6/15/18	160,000	189,164
Indiana Michigan Power 7.00% 3/15/19	70,000	85,702
Jersey Central Power & Light 5.625% 5/1/16	75,000	85,610
#Korea Electric Power 144A 5.50% 7/21/14	120,000	132,373
MidAmerican Funding 6.75% 3/1/11	102,000	104,127
National Rural Utilities Cooperative Finance 1.90% 11/1/15	105,000	105,314
Oncor Electric Delivery
7.00% 9/1/22	85,000	106,376
#144A 5.00% 9/30/17	140,000	155,917
#144A 5.25% 9/30/40	40,000	39,043
Pennsylvania Electric 5.20% 4/1/20	300,000	327,034
PPL Electric Utilities 7.125% 11/30/13	130,000	153,063
Public Service Electric & Gas 3.50% 8/15/20	125,000	127,713
Public Service of Oklahoma 5.15% 12/1/19	215,000	236,426
UIL Holdings 4.625% 10/1/20	100,000	100,076
Virginia Electric & Power 3.45% 9/1/22	75,000	74,644
		4,814,606
Energy – 5.62%
Anadarko Petroleum 6.375% 9/15/17	200,000	222,495
Chesapeake Energy 9.50% 2/15/15	95,000	110,675
•Enbridge Energy Partners 8.05% 10/1/37	135,000	138,503
Energy Transfer Partners 9.70% 3/15/19	480,000	634,774
#ENI 144A 4.15% 10/1/20	240,000	248,301
Nexen 7.50% 7/30/39	245,000	300,418
Noble Energy 8.25% 3/1/19	385,000	501,321
Noble Holding International 3.45% 8/1/15	260,000	275,802
Pemex Project Funding Master Trust 6.625% 6/15/35	90,000	100,275
Petrobras International Finance
5.75% 1/20/20	40,000	44,946
5.875% 3/1/18	45,000	50,554
PetroHawk Energy 10.50% 8/1/14	90,000	103,275
Plains All American Pipeline 8.75% 5/1/19	235,000	300,551
Pride International 6.875% 8/15/20	385,000	437,938
Range Resources 8.00% 5/15/19	95,000	105,688
#SEMCO Energy 144A 5.15% 4/21/20	280,000	304,268
*Sempra Energy 6.15% 6/15/18	120,000	142,161
Total Capital 2.30% 3/15/16	415,000	420,095
Transocean 6.50% 11/15/20	205,000	228,871
Weatherford International
5.125% 9/15/20	110,000	115,380
6.75% 9/15/40	225,000	239,961
9.625% 3/1/19	100,000	132,263

#Woodside Finance 144A
4.50% 11/10/14	95,000	102,498
8.125% 3/1/14	300,000	354,316
		5,615,329
Finance Companies – 2.55%
#CDP Financial 144A
4.40% 11/25/19	280,000	298,992
5.60% 11/25/39	250,000	271,957
#ERAC USA Finance 144A 5.25% 10/1/20	635,000	679,946
General Electric Capital
4.375% 9/16/20	15,000	15,161
6.00% 8/7/19	750,000	848,750
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	210,000	169,050
#International Lease Finance 144A 8.75% 3/15/17	100,000	114,000
#PHH 144A 9.25% 3/1/16	145,000	149,531
		2,547,387
Insurance – 0.46%
MetLife 6.817% 8/15/18	220,000	265,704
Prudential Financial 3.875% 1/14/15	185,000	195,467
@#w=‡Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	200,000	0
		461,171
Natural Gas – 1.98%
Enterprise Products Operating
6.30% 9/15/17	60,000	70,121
•7.034% 1/15/68	70,000	72,377
9.75% 1/31/14	335,000	413,655
Kinder Morgan Energy Partners
5.30% 9/15/20	155,000	168,583
6.55% 9/15/40	40,000	43,006
9.00% 2/1/19	215,000	281,312
#Midcontinent Express Pipeline 144A
5.45% 9/15/14	180,000	196,620
6.70% 9/15/19	220,000	245,089
TransCanada Pipelines
3.80% 10/1/20	235,000	242,668
•6.35% 5/15/67	250,000	239,689
		1,973,120
Real Estate – 0.83%
Developers Diversified Realty
7.875% 9/1/20	90,000	97,857
9.625% 3/15/16	150,000	173,698
#Digital Realty Trust 144A 5.875% 2/1/20	95,000	101,180
Liberty Property 4.75% 10/1/20	75,000	77,449
ProLogis 7.375% 10/30/19	55,000	61,472
Regency Centers
4.80% 4/15/21	55,000	55,522
5.875% 6/15/17	95,000	104,448
•#USB Realty 144A 6.091% 12/22/49	200,000	153,000
		824,626
Technology – 1.16%
National Semiconductor 6.60% 6/15/17	225,000	262,042
#Seagate Technology International 144A 10.00% 5/1/14	125,000	153,125
Symantec 4.20% 9/15/20	740,000	746,824
		1,161,991
Transportation – 0.74%
Burlington Northern Santa Fe
3.60% 9/1/20	50,000	50,349
4.70% 10/1/19	250,000	273,691
Canadian Pacific Railway 4.45% 3/15/23	400,000	409,979
		734,019
Total Corporate Bonds (cost $48,296,424)		50,654,395

Non-Agency Asset-Backed Securities – 5.36%
Ally Auto Receivables Trust Series 2010-2 A3 1.38% 7/15/14	75,000	75,689
•American Express Issuance Trust Series 2005-2 A 0.33% 8/15/13	400,000	399,101
•#American Home Mortgage Advance Trust Series 2009-ADV3 A1 144A 2.205% 10/6/21	140,000	139,902
•Bank of America Credit Card Trust
Series 2007-A9 A9 0.30% 11/17/14	90,000	89,671
Series 2008-A5 A5 1.46% 12/16/13	905,000	911,561
Capital Auto Receivables Asset Trust Series 2008-1 A3A 3.86% 8/15/12	37,096	37,518

Capital One Multi-Asset Execution Trust
•Series 2006-A7 A7 0.29% 3/17/14		100,000	99,896
•Series 2007-A4 A4 0.29% 3/16/15		800,000	794,717
Series 2008-A3 A3 5.05% 2/15/16		305,000	334,736
•Chase Issuance Trust Series 2009-A2 A2 1.81% 4/15/14		260,000	264,888
#CIT Equipment Collateral 144A
Series 2009-VT1 A3 3.07% 8/15/16		126,856	128,323
Series 2010-VT1A A3 2.41% 5/15/13		100,000	101,059
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		135,000	170,962
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36		300,000	261,099
CNH Equipment Trust
•Series 2007-A A4 0.30% 9/17/12		23,639	23,635
Series 2008-A A4A 4.93% 8/15/14		142,555	146,180
Series 2009-C A3 1.85% 12/16/13		60,000	60,654
Discover Card Master Trust
Series 2007-A1 A1 5.65% 3/16/20		190,000	224,801
Series 2008-A4 A4 5.65% 12/15/15		200,000	223,928
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		200,000	202,849
•Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.81% 9/15/14		100,000	101,612
Harley Davidson Motorcycle Trust
#Series 2006-1 A2 144A 5.04% 10/15/12		21,121	21,235
Series 2008-1 A4 4.90% 12/15/13		125,000	130,374
Series 2009-4 A3 1.87% 2/15/14		100,000	100,994
Hyundai Auto Receivables Trust Series 2007-A A3A 5.04% 1/17/12		926	928
John Deere Owner Trust Series 2010-A A4 2.13% 10/17/16		155,000	159,968
•MBNA Credit Card Master Note Trust Series 2005-A2 A2 0.34% 10/15/14		50,000	49,864
•Merrill Auto Trust Securitization Series 2007-1 A4 0.32% 12/15/13		50,758	50,598
World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12		41,239	41,723
Total Non-Agency Asset-Backed Securities (cost $5,229,455)			5,348,465

Non-Agency Collateralized Mortgage Obligations – 1.32%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		21,660	20,457
•@Bank of America Funding Series 2006-H 1A2 2.921% 9/20/46		7,096	758
Bank of America Alternative Loan Trust
Series 2004-10 1CB1 6.00% 11/25/34		24,140	24,496
Series 2005-5 2CB1 6.00% 6/25/35		2,553	1,941
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		68,379	69,196
w@Countrywide Home Loan Mortgage Pass Through Trust Series 2006-17 A5 6.00% 12/25/36		20,904	19,302
First Horizon Asset Securities Series 2006-3 1A11 6.25% 11/25/36		195,192	201,152
•#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27		114,534	113,595
Series 1999-3 A 8.00% 8/19/29		248,943	239,437
•JPMorgan Mortgage Trust Series 2007-A1 7A4 5.29% 7/25/35		431,827	178,123
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		92,861	88,542
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		205,428	208,028
wWashington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35		154,928	108,717
•Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR16 2A1 2.968% 10/25/35		7,254	6,996
Series 2006-AR5 2A1 5.451% 4/25/36		39,847	33,457
Total Non-Agency Collateralized Mortgage Obligations (cost $1,637,428)			1,314,197

Regional Bonds – 1.86%Δ
Australia – 0.87%
New South Wales Treasury 6.00% 5/1/20	AUD	794,000	794,028
Queensland Treasury 6.00% 6/14/21	AUD	76,000	76,305
			870,333
Canada – 0.99%
British Colombia Province 2.85% 6/15/15	USD	130,000	138,416
Nova Scotia Province 2.375% 7/21/15		430,000	443,947
Ontario Province
1.875% 9/15/15		115,000	116,274
4.40% 4/14/20		140,000	154,334
Quebec Province
4.50% 12/1/19	CAD	19,000	20,131
4.60% 5/26/15	USD	100,000	113,402
			986,504
Total Regional Bonds (cost $1,732,645)			1,856,837

«Senior Secured Loans – 3.10%
ATI Holdings 7.00% 2/18/16		184,075	179,933
Charter Communications Operating Tranche B 8.50% 3/6/14		250,000	259,750

Chester Downs & Marina 12.375% 12/31/16		106,375	108,325
Community Health Systems
Tranche B 2.502% 7/25/14		237,348	233,888
Tranche DD 2.502% 7/25/14		12,201	12,023
Energy Future Holdings Tranche B2 3.941% 10/10/14		328,196	256,300
Ford Motor Tranche B 3.03% 12/15/13		409,624	405,666
Gray Television Tranche B 4.25% 12/31/14		114,705	111,591
Level 3 Communications Tranche B 11.50% 3/13/14		185,000	200,725
Newport Television Tranche B 9.00% 3/14/16		110,692	110,475
Nuveen Investments 2nd Lien 12.50% 7/9/15		85,000	92,508
Rental Services 2nd Lien 4.04% 10/7/13		185,000	181,763
Reynolds Group Holdings Tranche D 6.50% 3/16/16		290,000	292,780
Rockwood Specialties Group Tranche H 6.00% 5/15/14		230,331	231,976
TASC Tranche B 5.75% 12/19/14		133,988	135,272
United Components 6.25% 3/31/17		50,000	50,407
Univision Communications 4.25% 3/29/17		250,000	236,563
Total Senior Secured Loans (cost $2,984,210)			3,099,945

Sovereign Bonds – 4.83%Δ
Australia – 1.00%
Australia Government Bonds
4.50% 4/15/20	AUD	797,000	739,573
6.00% 2/15/17	AUD	250,000	256,588
			996,161
Brazil – 0.55%
Republic of Brazil
7.125% 1/20/37	USD	80,000	106,000
8.875% 10/14/19		80,000	114,000
10.25% 1/10/28	BRL	436,000	278,715
11.00% 8/17/40	USD	36,000	50,598
			549,313
Indonesia – 0.46%
Indonesia Treasury Bonds
10.50% 8/15/30	IDR	630,000,000	85,529
11.00% 11/15/20	IDR	2,724,000,000	378,304
			463,833
Japan – 0.30%
Japan Finance 1.875% 9/24/15	USD	300,000	304,503
			304,503
Norway – 2.08%
Eksportfinans
3.00% 11/17/14		190,000	202,220
5.50% 5/25/16		455,000	537,441
#Kommunalbanken 144A 1.75% 10/5/15		230,000	231,658
Norway Government Bonds
4.25% 5/19/17	NOK	1,280,000	236,931
4.50% 5/22/19	NOK	2,777,000	523,333
5.00% 5/15/15	NOK	1,825,000	344,922
			2,076,505
Republic of Korea – 0.11%
*#Korea Expressway 144A 4.50% 3/23/15	USD	100,000	106,836
			106,836
Russia – 0.07%
Russia-Eurobond 7.50% 3/31/30		58,175	69,950
			69,950
Sweden – 0.19%
Svensk Exportkredit 1.75% 10/20/15		190,000	190,477
			190,477
Turkey – 0.07%
Republic of Turkey 6.875% 3/17/36		55,000	66,412
Turkey Government Bond 4.00% 4/29/15	TRY	701	540
			66,952
Total Sovereign Bonds (cost $4,498,603)			4,824,530
Supranational Banks – 0.57%
European Investment Bank
2.875% 1/15/15	USD	100,000	106,937
9.00% 12/21/18	ZAR	900,000	138,306
Inter-American Development Bank
4.25% 9/14/15	USD	90,000	102,428
5.375% 5/27/14	AUD	232,000	226,564
Total Supranational Banks (cost $507,743)			574,235

U.S. Treasury Obligations – 6.37%
∞U.S. Treasury Bond 4.375% 5/15/40	USD	940,000	1,001,398
U.S. Treasury Notes
*0.50% 10/15/13		310,000	310,024
1.25% 10/31/15		2,535,000	2,544,111
1.875% 9/30/17		109,000	108,983
*2.625% 8/15/20		2,396,000	2,398,621
Total U.S. Treasury Obligations (cost $6,365,817)			6,363,137

		Number of
		Shares
Preferred Stock – 0.28%
•PNC Financial Services Group 8.25%		260,000	275,283
Total Preferred Stock (cost $254,259)			275,283

		Principal
		Amount°
≠Discount Note – 13.98%
Federal Home Loan Bank 0.10% 11/1/10	USD	13,960,125	13,960,125
Total Discount Note (cost $13,960,125)			13,960,125

Total Value of Securities Before Securities Lending Collateral – 116.13%
(cost $111,381,566)			115,983,209

		Number of
		Shares
Securities Lending Collateral** – 0.90%
Investment Companies
Delaware Investments Collateral Fund No. 1		884,519	884,519
BNY Mellon SL DBT II Liquidating Fund		15,531	15,082
†@Mellon GSL Reinvestment Trust II		13,372	691
Total Securities Lending Collateral (cost $913,422)			900,292

Total Value of Securities – 117.03%
(cost $112,294,988)			116,883,501 ©
Obligation to Return Securities Lending Collateral** – (0.91%)			(913,422)
Liabilities Net of Receivables and Other Assets (See Notes) – (16.12%)z			(16,095,402)
Net Assets Applicable to 11,933,907 Shares Outstanding – 100.00%			$99,874,677

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiah
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand

ΔSecurities have been classified by country of origin.
•Variable rate security. The rate shown is the rate as of October 31, 2010. Interest rates reset periodically.
*Fully or partially on loan.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
∞Fully or partially pledged as collateral for futures contracts.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $14,459,419, which represented 14.48% of the Fund’s net assets. See Note 5 in "Notes."
@Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $309,258, which represented 0.31% of the Fund’s net assets. See Note 5 in “Notes.”

=Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s’ net assets. See Note 1 in "Notes."
≠The rate shown is the effective yield at the time of purchase.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2010.
†Non income producing security.
‡Non income producing security. Security is currently in default.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2010.
**See Note 4 in "Notes."
©Includes $885,558 of securities loaned.
zOf this amount, $20,202,840 represents payable for securities purchased and $3,293,671 represents receivable for securities sold as of October 31, 2010.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
BCLY – Barclays
BOA – Bank of America Securities
CDS – Credit Default Swap
CGM – Citigroup Global Markets
CMB – Chase Manhattan Bank
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSC – Goldman Sachs & Co.
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HKSB – Hong Kong Shanghai Bank
JPMS – JPMorgan Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
MSC – Morgan Stanley & Co.
PIK – Pay-in-kind
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

1The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2010:

Foreign Currency Exchange Contracts

	Contracts to		In Exchange		Settlement	Unrealized Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BCLY	CAD	(127,812)	USD	124,701	12/3/10	$(514)
BCLY	GBP	(200,239)	USD	314,676	12/3/10	(6,052)
BOA	AUD	(575,698)	USD	563,194	12/3/10	1,544
BOA	CAD	(249,117)	USD	242,951	12/3/10	(1,104)
BOA	MXN	2,038,148	USD	(164,407)	12/3/10	231
BOA	NOK	(2,526,718)	USD	432,302	12/3/10	1,840
CMB	BRL	(503,666)	USD	295,752	12/3/10	1,832
CMB	CLP	39,540,000	USD	(81,066)	12/3/10	(54)
CMB	EUR	(62,448)	USD	87,015	12/3/10	143
CMB	MYR	795,026	USD	(255,020)	12/3/10	(67)
CMB	NZD	4,119	USD	(3,074)	12/3/10	57
CMB	TRY	60,236	USD	(42,050)	12/3/10	(300)
GSC	CAD	98,030	USD	(95,620)	12/3/10	418
GSC	NOK	(1,693,299)	USD	289,591	12/3/10	1,114
HKSB	AUD	70,612	USD	(69,179)	12/3/10	(290)
HKSB	EUR	(81,148)	USD	113,230	12/3/10	345
HKSB	NOK	(246,740)	USD	42,390	12/3/10	354
MSC	AUD	(1,482,183)	USD	1,450,716	12/3/10	4,701
MSC	CAD	(21,585)	USD	21,051	12/3/10	(95)
MSC	EUR	376,682	USD	(524,865)	12/3/10	(857)
MSC	KRW	48,027,500	USD	(42,718)	12/3/10	(73)
MSC	MXN	602,921	USD	(48,625)	12/3/10	78
MSC	MYR	(773,922)	USD	248,123	12/3/10	(62)
MSC	NOK	(771,701)	USD	132,127	12/3/10	657
MSC	TRY	60,376	USD	(42,048)	12/3/10	(200)
						$3,646

Futures Contracts

				Unrealized
Contracts to Sell	Notional Proceeds	Notional Value	Expiration Date	Appreciation
(37) U.S. Long Bond	$(4,909,717)	$(4,844,688)	12/21/10	$65,029
(9) U.S. Ultra Bond	(1,215,155)	(1,213,594)	12/21/10	1,561
Total				$66,590

Swap Contracts
CDS Contracts

					Unrealized
	Swap	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BCLY	ITRAXX Europe Subordinate Financials
	14.1 5 yr CDS	$1,020,000	1.00%	12/20/15	$2,703
BCLY	Kingdom of Spain 5 yr CDS	240,000	1.00%	3/20/15	7,345
BOA	Sunoco 5 yr CDS	85,000	1.00%	12/20/15	(1,970)
JPMS	ITRAXX Europe Subordinate Financials
	14.1 5 yr CDS	700,000	1.00%	12/20/15	2,304
JPMS	Penney (J.C.) 5 yr CDS	175,000	1.00%	3/20/15	9,099
JPMS	Portuguese Republic
	5 yr CDS	156,000	1.00%	6/20/15	15,334
JPMS	Sunoco 5 yr CDS	155,000	1.00%	3/20/15	(1,162)
JPMS	Viacom 5 yr CDS	250,000	1.00%	9/20/15	(2,752)
		$2,781,000			$30,901

	Protection Sold/Moody’s Rating:
BOA	Valero Energy
	5 yr CDS/Baa	$85,000	1.00%	9/21/15	$1,024
CGM	MetLife 5 yr CDS/A	80,000	5.00%	9/20/14	4,434
JPMS	Comcast 5 yr CDS/Baa	250,000	1.00%	9/20/15	4,054
JPMS	MetLife 5 yr CDS/A	415,000	1.00%	12/20/14	8,521
JPMS	Valero Energy 5 yr CDS/Baa	155,000	1.00%	3/20/15	639
		$985,000			$18,672
Total					$49,573

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in ”Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund – Delaware Core Plus Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2007 – July 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$112,384,348
Aggregate unrealized appreciation	5,357,204
Aggregate unrealized depreciation	(858,051)
Net unrealized appreciation	$4,499,153

For federal income tax purposes, at July 31, 2010, capital loss carryforwards of $8,380,730 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,166,914 expires in 2014; $2,664,816 expires in 2015; $2,286,574 expires in 2016 and $2,262,426 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (i.e. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing.)
Level 3–inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (i.e. broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$33,920,547	$-	$33,920,547
Corporate Debt	-	54,062,324	146,191	54,208,515
Foreign Debt	-	7,255,602	-	7,255,602
U.S. Treasury Obligations	-	6,363,137	-	6,363,137
Short-Term	-	13,960,125	-	13,960,125
Securities Lending Collateral	-	899,601	691	900,292
Other	-	275,283	-	275,283
Total	$-	$116,736,619	$146,882	$116,883,501

Foreign Currency Exchange Contracts	$-	$3,646	$-	$3,646
Futures Contracts	$66,590	$-	$-	$66,590
Swap Contracts	$-	$49,573	$-	$49,573

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Agency, Asset-
		Backed and
		Mortgage-			Securities
		Backed	Corporate	Foreign	Lending
	Total	Securities	Debt	Debt	Collateral
Balance as of 7/31/10	$570,945	$275,985	$140,901	$153,491	$568
Sales	(304,869)	(150,703)	-	(154,166)	-
Net realized gain	5,730	703	-	5,027	-
Transfers out of level 3	(119,999)	(119,999)	-	-	-
Net change in unrealized
appreciation/depreciation	(4,925)	(5,986)	5,290	(4,352)	123
Balance as of 10/31/10	$146,882	$-	$146,191	$-	$691

Net change in unrealized
appreciation/depreciation
from investments
still held as of 10/31/10	$5,413	$-	$5,290	$-	$123

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund's fiscal year ending October 31, 2011 and interim periods therein. During the period ended October 31, 2010, the Fund made transfers out of Level 1 investments into Level 2 investments in the amount of $884,519, based on management's decision to classify the Delaware Investments Collateral Fund No. 1 as a Level 2 investment. Management has classified the Delaware Investments Collateral Fund No. 1 as a Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The Delaware Investments Collateral Fund No. 1 is priced daily for investors in the Fund. During the period ended October 31, 2010, transfers out of Level 3 investments into Level 2 investments were made in the amount of $119,999 for the Fund. This was due to the Fund’s pricing vendor being able to supply matrix prices for an investment that had been utilizing broker quoted prices.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended October 31, 2010, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At October 31, 2010, the aggregate unrealized appreciation of credit default swaps was $49,573. If a credit event had occurred for all swap transactions where collateral posting was required as of October 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been received $1,796,000 less the value of the contracts’ related reference obligations.

As disclosed in the footnotes to the schedule of investments, at October 31, 2010, the notional value of the protection sold was $985,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. At October 31, 2010, the net unrealized appreciation of the protection sold was $18,672.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDSs are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of October 31, 2010 were as follows:

	Asset Derivatives		Liability Derivatives

			Schedule
	Schedule of		of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts (Forward Currency Contracts)	Receivables and other assets net of liabilities	$10,212	Liabilities net of receivables and other assets	$(6,566)

Interest rate contracts (Futures)	Receivables and other assets net of liabilities	66,590	Liabilities net of receivables and other assets	-

Credit contracts (Swaps)	Receivables and other assets net of liabilities	50,519	Liabilities net of receivables and other assets	(946)
Total		$127,321		$(7,512)

The effect of derivative instruments on the statements of operations for the period ended October 31, 2010 was as follows:

			Change in
			Unrealized
			Appreciation or
			Depreciation on
	Location of Gain or Loss	Realized Gain or Loss	Derivatives
	on Derivatives	on Derivatives	Recognized in
	Recognized in Income	Recognized in Income	Income
Foreign exchange contracts (Forward Currency Contracts)	Net realized loss on foreign currencies and net change in unrealized appreciation/deprecation of investments and foreign currencies	$(216,923)	$22,319

Interest rate contracts (Futures Contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/deprecation of investments and foreign currencies	126,514	(30,498)

Credit contracts (Swaps Contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/deprecation of investments and foreign currencies	(303,233)	259,635
Total		$(393,642)	$251,456

4. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31 2010, the value of securities on loan was $885,558, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2010, the value of invested collateral was $900,292. Such investments are presented on the schedule of investments under the caption "Securities Lending Collateral."

5. Credit and Market Risk
The Fund may invest up to 20% of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa 3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to October 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Inflation Protected Bond Fund

October 31, 2010

		Principal	Value
		Amount°	(U.S. $)
Agency Mortgage-Backed Securities – 8.39%
Fannie Mae S.F. 15 yr TBA 4.00% 12/1/25	USD	10,000,000	$10,456,250
Fannie Mae S.F. 30 yr TBA 6.00% 12/1/40		14,140,000	15,310,962
Total Agency Mortgage-Backed Securities (cost $25,746,503)			25,767,212

Convertible Bond – 0.47%
#SVB Financial Group 144A 3.875% exercise price $53.04, expiration date 4/15/11		1,390,000	1,426,488
Total Convertible Bond (cost $1,403,780)			1,426,488

Corporate Bonds – 1.50%
Brokerage – 1.04%
^=@JPMorgan Structured Products 0.644% 5/18/15	BRL	2,419,000	2,842,021
•Morgan Stanley 3.44% 3/5/18	USD	357,000	349,860
			3,191,881
Energy – 0.36%
Mariner Energy 8.00% 5/15/17		1,000,000	1,110,000
			1,110,000
Insurance – 0.10%
•Prudential Financial 3.05% 6/10/15		286,000	285,491
			285,491
Total Corporate Bonds (cost $4,217,242)			4,587,372

Sovereign Bonds – 8.58%Δ
Australia – 2.89%
@Australia Government Inflation Linked Bond 4.00% 8/20/15	AUD	5,390,000	8,883,248
			8,883,248
Brazil – 0.46%
Brazil Notas do Tesouro Nacional Series B 6.00% 5/15/15	BRL	120,000	1,409,849
			1,409,849
Mexico – 0.73%
@Mexican Udibonos 4.00% 6/13/19	MXN	238,230	2,244,285
			2,244,285
Poland – 0.67%
@Poland Government Bond 3.00% 8/24/16	PLN	5,720,064	2,048,147
			2,048,147
Republic of Korea – 2.83%
@Korea Treasury Inflation Linked Bond
2.75% 3/10/17	KRW	7,478,206,890	7,087,172
2.75% 6/10/20	KRW	1,615,552,000	1,607,728
			8,694,900
South Africa – 1.00%
@South Africa Government Inflation Linked Bond 5.50% 12/7/23	ZAR	16,661,727	3,072,017
			3,072,017
Total Sovereign Bonds (cost $24,115,719)			26,352,446

U.S. Treasury Obligations – 80.91%
U.S. Treasury Bond 4.375% 5/15/40	USD	1,965,000	2,093,348
U.S. Treasury Inflation Index Bond 2.125% 2/15/40		5,836,069	6,857,381
U.S. Treasury Inflation Index Notes
0.50% 4/15/15		53,043,594	55,248,244
1.25% 4/15/14		23,933,224	25,432,784
1.375% 1/15/20		4,344,094	4,723,185
∞1.625% 1/15/15		33,837,699	36,687,476
2.00% 1/15/14		20,964,713	22,704,135
2.00% 7/15/14		27,786,815	30,402,693
2.00% 1/15/16		29,955,494	33,395,702
2.375% 1/15/17		15,223,901	17,464,676
3.00% 7/15/12		9,096,711	9,679,474
U.S. Treasury Notes 2.625% 8/15/20		3,710,000	3,714,059
Total U.S. Treasury Obligations (cost $233,362,490)			248,403,157

≠Discount Note – 6.73%
Federal Home Loan Bank 0.10% 11/1/10	20,673,186	20,673,186
Total Discount Note (cost $20,673,186)		20,673,186

Total Value of Securities – 106.58%
(cost $309,518,920)		327,209,861
Liabilities Net of Receivables and Other Assets (See Notes) – (6.58%)z		(20,191,692)
Net Assets Applicable to 28,087,709 Shares Outstanding – 100.00%		$307,018,169

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
EUR – European Monetary Unit
KRW – South Korean Won
MXN – Mexican Peso
PLN – Polish Zloty
USD – United States Dollar
ZAR – South African Rand

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $1,426,488, which represented 0.46% of the Fund's net assets. See Note 4 in "Notes."
@Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $27,784,618, which represented 9.05% of the Fund’s net assets. See Note 4 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2010, the aggregate amount of fair valued securities was $2,842,021, which represented 0.93% of the Fund’s net assets. See Note 1 in "Notes."
•Variable rate security. The rate shown is the rate as of October 31, 2010. Interest rates reset periodically.
^Zero coupon security. The rate shown is the yield at the time of purchase.
ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at time of purchase.
∞Fully or partially pledged as collateral for futures contracts.
zOf this amount, $25,791,450 represents payable for securities purchased and $3,109,982 represents receivables for securities sold as of October 31, 2010.

Summary of Abbreviations:
BCLY – Barclays
BOA – Bank of America Securities
CDS – Credit Default Swap
CPI – Consumer Price Index
HKSB – Hong Kong Shanghai Bank
JPMS – JPMorgan Securities
MSC – Morgan Stanley & Co.
S.F. – Single Family
TBA – To be announced
yr – Year

1The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Appreciation
BOA	EUR	(3,803,039)	USD	5,295,351	12/3/10	$4,888
HKSB	EUR	(9,744,755)	USD	13,597,441	12/3/10	41,370
MSC	EUR	(5,737,052)	USD	7,993,951	12/3/10	13,054
						$59,312

Futures Contracts

					Unrealized
Contracts to Buy		Notional Cost	Notional Value	Expiration Date	Depreciation
67	U.S. Long Bond	$8,866,095	$8,772,813	12/21/10	$(93,282)

Swap Contracts
CDS Contracts

	Swap &	Notional	Annual Protection	Termination	Unrealized
Counterparty	Referenced Obligation	Value	Payments	Date	Appreciation
	Protection Purchased:
	ITRAXX Europe Subordinate
BCLY	Financials 14.1 5 yr CDS	$4,885,000	1.00%	12/20/15	$12,947
	ITRAXX Europe Subordinate
JPMS	Financials 14.1 5 yr CDS	750,000	1.00%	12/20/15	2,469
		$5,635,000			$15,416

Inflation Swap Contracts

Notional	Expiration		Unrealized
Value	Date	Description	Appreciation
$2,600,000	4/22/14	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 1.56%.	$2,221

1,300,000	1/7/19	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 1.60%.	52,705

$3,900,000			$54,926

The use of foreign currency contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group@ Government Fund – Delaware Inflation Protected Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2007 – July 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Inflation-Indexed Bonds – The Fund invests in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund expects to declare and pay dividends from net investment income monthly. Such dividends and distributions, if any, are recorded on the ex-dividend date. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

2. Investments
At October 31, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$310,295,146
Aggregate unrealized appreciation	$17,750,157
Aggregate unrealized depreciation	(835,442)
Net unrealized appreciation	$16,914,715

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (i.e. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (i.e. broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$25,767,212	$-	25,767,212
Corporate Debt	-	3,171,839	2,842,021	6,013,860
Foreign Debt	-	17,855,425	8,497,021	26,352,446
U.S. Treasury Obligations	-	248,403,157	-	248,403,157
Short-Term	-	20,673,186	-	20,673,186
Total	$-	$315,870,819	$11,339,042	$327,209,861

Foreign Currency Exchange Contracts	$-	$59,312	$-	$59,312
Futures Contracts	$(93,282)	$-	$-	$(93,282)
Swap Contracts	$-	$70,342	$-	$70,342

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate	Foreign
	Debt	Debt	Total
Balance as of 7/31/10	$2,651,074	$11,377,153	$14,028,227
Transfers out of Level 3	-	(3,352,812)	(3,352,812)
Net change in unrealized
appreciation/depreciation	190,947	472,680	663,627
Balance as of 10/31/10	$2,842,021	$8,497,021	$11,339,042

Net change in unrealized
appreciation/depreciation
from investments
still held as of 10/31/10	$-	$641,596	$641,596

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s fiscal year ending July 31, 2011 and interim periods therein. During the period ended October 31, 2010, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. During the period ended October 31, 2010, transfers out of Level 3 investments into Level 2 investments were made in the amount of $3,352,812 for the Fund. This was due to the Fund's pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Inflation Swaps. Inflation swaps agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended October 31, 2010, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended October 31, 2010, the Fund did not enter into any CDS contracts as a seller of protection. At October 31, 2010, the aggregate unrealized appreciation of credit default swaps was $15,416. The Fund had posted $1,930,000 as collateral, net of collateral received, for certain derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of October 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been received $5,635,000 less the value of the contracts’ related reference obligations.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of October 31, 2010 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of Investments		Schedule of Investments
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts (Forward currency contracts)	Receivables and other assets net of liabilities	$59,312	Liabilities net of receivables and other assets	$-

Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	-	Liabilities net of receivables and other assets	(93,282)

Swap contracts (Swaps contracts)	Receivables and other assets net of liabilities	70,342	Liabilities net of receivables and other assets	-
Total		$129,654		$(93,282)

The effect of derivative instruments on the statement of operations for the period ended October 31, 2010 was as follows:

	Location of Gain or	Realized Gain or	Change in Unrealized Appreciation or
	Loss on Derivatives	Loss on Derivatives	Depreciation on Derivatives
	Recognized in Income	Recognized in Income	Recognized in Income
Foreign exchange contracts (Forward currency contracts)	Net realized loss on foreign currencies and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(1,902,524)	$116,060
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	4,352,420	(2,407,625)
Credit and inflation contracts (Swaps contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(215,769)	179,788
Total		$2,234,127	$(2,111,777)

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of October 31, 2010.

5. Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, and in synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. The Fund may invest up to 10% of its net assets in high yield fixed income securities, which carry ratings of BB or lower by Standard and Poor’s Rating Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to October 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

    The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

    There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

    File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: